Exhibit 10.12

Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Omissions are designated as [***].

FIFTH AMENDMENT TO COST SHARING AND IRU AGREEMENT

THIS FIFTH AMENDMENT TO COST SHARING AND IRU AGREEMENT (“Fifth Amendment”) is made and entered into as of the 15th day of February, 2001, by and between LEVEL 3 COMMUNICATIONS, LLC, a Delaware limited liability company (“Grantor”) and CABLE & WIRELESS USA, INC., a District of Columbia corporation (“Grantee”). This Amendment modifies the First Amendment to Cost Sharing and IRU Agreement dated August 11, 2000 between Grantor and Grantee (“First Amendment”). Capitalized terms used but not defined herein shall have the meanings set forth in the First Amendment.

RECITALS

Grantor and Grantee entered into that certain Cost Sharing and IRU Agreement dated May 25, 1999, as amended by First Amendment to Cost Sharing and IRU Agreement dated August 11, 2000, Second Amendment to Cost Sharing and IRU Agreement dated August 11, 2000, and Third Amendment to Cost Sharing and IRU Agreement dated November 22, 2000 (collectively, the “Agreement”).

Accordingly, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor and Grantee hereby agree as follows:

In Article 1 of the First Amendment the Segment description for [***] shall be deleted and replaced with the Segment description for [***] as follows:

City	Network/Ring	[***]	[***]	[***]	Completion Date

[***]	[***]	[***]	[***]	[***]	90 days from Execution

	[***]	[***]	[***]	[***]	90 days from Execution

EXCEPT, to the extent herein revised, amended or modified, all terms, conditions and provisions of the First Amendment are hereby affirmed and ratified in all respects.

IN WITNESS HEREOF, Grantor and Grantee have executed this Amendment as of the date first above written.

LEVEL 3 COMMUNICATIONS, LLC, a Delaware limited liability company

By:

Title:	Vice President, Fiber Services

Date:	February 15, 2001

CABLE & WIRELESS USA, INC., a District of Columbia corporation

By:	/s/ Robert Duncan

Title:	Director, Access Capacity Management

Date:	February 15, 2001